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                                                                   EXHIBIT 10.6C

                                 FIRST AMENDMENT
                                       TO
                             OFFICE LEASE AGREEMENT

         THIS FIRST AMENDMENT (the "Amendment") is entered into as of March __, 1997, by and between GRAND PACIFIC LIMITED PARTNERSHIP, a Washington limited partnership ("Landlord"), and fine.com CORPORATION, a Washington corporation ("Tenant").

                                    Recitals

         A. Landlord owns the building commonly known as the Grand Pacific Building (the "Building"), which is situated on real property located in Seattle, Washington and described more particularly in Exhibit 1 hereto and in that certain Office Lease Agreement dated February 28, 1996 (the "Lease") between Tenant and Landlord.

         B. Pursuant to the Lease, Tenant leased from Landlord certain office space consisting of approximately four thousand six hundred ninety-five (4,695) square feet of rentable area (the "Original Space") situated on the second floor of the Building.

         C. Thereafter, Tenant exercised its right in the Lease to lease from Landlord certain additional office space consisting of approximately one thousand seventy-two (1,072) square feet of rentable area (the "Expansion Space") situated adjacent to the Original Space on the second floor of the Building.

         D. Now, on the following terms and conditions, Landlord and Tenant desire to amend the Lease to include additional office space and a certain non-exclusive common area, consisting of approximately seven hundred seventy-three (773) square feet (the "First Additional Space") situated on the second floor of the Building. The First Additional Space is outlined in red on the Floor Plan attached to this Amendment as Exhibit 2.

         NOW, THEREFORE, in consideration of the mutual covenants set forth below, Landlord and Tenant agree as follows:

         1. Continuation of Lease. Except as provided in Section 2 of this Amendment, each and every provision of the


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Lease shall remain unchanged and shall apply with full force and effect to the
First Additional Space, including Tenant's obligation to pay periodic Additional Charges. All capitalized terms in this Amendment, unless defined herein, shall have the meanings set forth in the Lease. Unless the context requires otherwise, "Premises" as used in the Lease shall mean the Original Space, the Expansion Space, and the First Additional Space.


         2. Additional Terms. The Lease is hereby amended to include the following additional terms:

                  2.1 First Additional Space. Tenant hereby acknowledges that the First Additional Space consists of both rentable office floor space and bathroom and hallway space shared with other tenants of the Building. Tenant agrees to pay rent for the entirety of the First Additional Space without regard to whether the actual square feet of office floor space is more or less than seven hundred seventy-three (773) square feet. Tenant further agrees that the door located in the southeast corner of the First Additional Space (marked on the attached Floor Plan with an "X") will remain unlocked and unobstructed at all times. Tenant agrees to use the door as an emergency exit only and shall permit access to the door by other tenants at all times for emergency purposes.

                  2.2 Occupancy Commitment Date. Tenant shall be entitled to occupy the First Additional Space on the date of this Amendment for the purpose of completing tenant improvements permitted under the Lease and this Amendment.

                  2.3 Minimum Rent Commencement Date. Tenant's obligation to pay monthly Minimum Rent for the First Additional Space shall begin on May 1, 1997.

                  2.4 Minimum Rent. The Minimum Rent payable by Tenant for the First Additional Space beginning on the Effective Date (as shown below), and until the next succeeding Effective Date, shall be as follows:


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
                                        Rent Per
                                        Square Foot             New Monthly
             Effective Date             Per Annum               Minimum Rent
             --------------             ----------              ------------
             May 1, 1997                $11.95                  $769.78
             April 15, 1998             $14.00                  $901.83
             April 15, 1999             $14.50                  $934.04
             April 15, 2000             $15.00                  $966.25

         The parties agree that the First Additional Space shall be deemed to contain seven hundred seventy-three (773) square feet and there shall be no adjustment in Minimum Rent set forth hereinabove due to the fact that the First Additional Space contains less or more than seven hundred seventy-three (773) square feet.

                  2.5 No Option to Extend. Tenant's option to extend set forth in Section 3.3.2 of the Lease shall not apply to the First Additional Space.

                  2.6 Tenant's Share of Direct Costs. 1.99% shall be Tenant's Percentage of Excess Expenses of the Commercial Complex attributable to the First Additional Space.

                  2.7 Alterations of the Premises. Tenant hereby accepts the First Additional Space in its current condition. Tenant may make, at its expense, Alterations to the First Additional Space only in compliance with
Section 10.2 of the Lease. Tenant's Alterations may include opening the demising wall between Units C and D of the Premises to install an internal staircase connecting portions of Tenant's Premises. The final location and plans and specifications for such staircase must be approved by Landlord.

                  2.8 Termination. Tenant shall have the right, upon ninety (90) days' advanced written notice to Landlord, to terminate this Amendment and, as a result, terminate its lease of the First Additional Space. If, however, Tenant terminates its lease of the First Additional Space prior to the Expiration Date (as defined in Section 3.2 of the Lease) Tenant shall, at its expense, close the demising walls between Units C and D to restore them to their condition prior to Tenant's Alterations and otherwise close the First Additional Space from access to the installed internal staircase (which installed staircase can remain). All other provisions of the Lease that apply with respect to the Premises upon termination of the Lease shall apply with equal force with respect to the First Additional Space upon termination of this Amendment.


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                                   LANDLORD:

                                   GRAND PACIFIC LIMITED PARTNERSHIP, a
                                   Washington limited partnership

                                   By WHITEHALL CAPITAL CORPORATION,
                                      a Washington corporation

                                           /s/
                                      By ___________________________
                                         Its President


                                   TENANT:

                                   fine.com CORPORATION
                                   a Washington corporation

                                       /s/ Daniel M. Fine
                                   By _______________________________
                                      Its President


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STATE OF WASHINGTON         )
                            ) ss.
COUNTY OF KING              )

                  I certify that I know or have satisfactory evidence that _________________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the ____________________ of GRAND PACIFIC LIMITED PARTNERSHIP to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                  Dated:_________________________


(Seal or stamp)                             _______________________________
                                                     (Signature)

                                            _______________________________
                                                     (Print Name)

                                            Residing at ___________________

                                            My appointment expires_________


STATE OF WASHINGTON         )
                            ) ss.
COUNTY OF KING              )

                  I certify that I know or have satisfactory evidence that _________________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the ____________________ of fine.com CORPORATION to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                  Dated:_________________________


(Seal or stamp)                             _______________________________
                                                     (Signature)


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                                            _______________________________
                                                     (Print Name)

                                            Residing at ___________________

                                            My appointment expires_________


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                    FIRST AMENDMENT TO OFFICE LEASE AGREEMENT
                              Dated March ___, 1997
                                     between
                       Grand Pacific Limited Partnership,
                   a Washington Limited Partnership, Landlord,
                                       and
             fine.com CORPORATION, a Washington corporation, Tenant



                                    EXHIBIT 1
                        LEGAL DESCRIPTION OF THE PROPERTY

That certain real property located in King County, Washington and described as the Colonial/Grand Pacific, a condominium according to Condominium Declaration recorded under King County Recording No. 9202101191.

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                    FIRST AMENDMENT TO OFFICE LEASE AGREEMENT
                              Dated March ___, 1997
                                     between
                       Grand Pacific Limited Partnership,
                   a Washington Limited Partnership, Landlord,
                                       and
             fine.com CORPORATION, a Washington corporation, Tenant



                                    EXHIBIT 2
                      FLOOR PLAN OF FIRST ADDITIONAL SPACE




                                 [See Attached]